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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported) July 27, 2000




                         U.S. INDUSTRIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)




           Delaware                       0-22388               99-0273889
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)





       40 Skokie Boulevard, Suite 110
            Northbrook, Illinois                                   60062
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   (Address of principal executive offices)                     (Zip Code)



                                 (847) 509-8500
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              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     See Exhibit Index attached.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U.S. INDUSTRIAL SERVICES, INC.
Date:    August 8, 2000


                                 By:   /s/ Frank Fradella
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                                       Frank Fradella
                                       President and Chief Executive Officer









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                                  EXHIBIT INDEX

Exhibit Number    Document
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99.1              Press Release of U.S. Industrial Services, Inc., dated
                  August 8, 2000.